UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Brinker International, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

Brinker International, Inc.

Important Notice Regarding the Availability of

Proxy Materials for the Shareholders Meeting To

Be Held On November 16, 2023

For Shareholders of record as of September 18, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/EAT

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to

www.proxydocs.com/EAT

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before September 8, 2023.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/EAT	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Brinker International, Inc.

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K

Meeting Type:  Annual Meeting of Shareholders

Date:	Thursday, November 16, 2023
Time:	9:00 AM, Central Standard Time
Place:	A live webcast of the Annual Meeting will be

available online at www.proxydocs.com/EAT

To attend the meeting and participate visit www.proxydocs.com/EAT

SEE REVERSE FOR FULL AGENDA

Brinker International, Inc.

Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

  The Board of Directors recommends you vote FOR each of the following nominees:

PROPOSAL

1.	Election of Directors
Nominees:

1.01 Joseph M. Depinto

1.02 Frances L. Allen

1.03 Cynthia L. Davis

1.04 Harriet Edelman

1.05 William T. Giles

1.06 Kevin D. Hochman

1.07 Ramona T. Hood

1.08 James C. Katzman

1.09 Prashant N. Ranade

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Ratification of the appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the fiscal year 2024.

3.	Advisory Vote to Approve Executive Compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4.	Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation.